iShares®

iShares Trust

Supplement dated December 19, 2023 (the “Supplement”)

to the currently effective Summary Prospectus, Prospectus

and Statement of Additional Information (“SAI”)

for each of the funds listed below (each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for each Fund.

The Board of Trustees of iShares Trust has authorized the following stock split for each Fund at the ratios indicated below. The Creation Unit size for each Fund will remain at 50,000 shares per unit.

Fund Name	Ticker	Proposed Forward Split Ratio

iShares Expanded Tech Sector ETF	IGM	6:1

iShares Expanded Tech-Software Sector ETF	IGV	5:1

iShares U.S. Pharmaceuticals ETF	IHE	3:1

iShares U.S. Healthcare Providers ETF	IHF	5:1

iShares Core S&P Mid-Cap ETF	IJH	5:1

iShares U.S. Financial Services ETF	IYG	3:1

iShares U.S. Healthcare ETF	IYH	5:1

iShares U.S. Consumer Staples ETF	IYK	3:1

iShares U.S. Transportation ETF	IYT	4:1

iShares Semiconductor ETF	SOXX	3:1

For the iShares Core S&P Mid-Cap ETF, the record date for the stock split will be February 16, 2024, and the stock split will be effectuated after the close of trading on February 21, 2024. Shares of the iShares Core S&P Mid-Cap ETF will begin trading on a split-adjusted basis on February 22, 2024.

For each Fund other than the iShares Core S&P Mid-Cap ETF, the record date for the stock split will be March 4, 2024, and the stock split will be effectuated after the close of trading on March 6, 2024. Shares of each Fund other than the iShares Core S&P Mid-Cap ETF will begin trading on a split-adjusted basis on March 7, 2024.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-FS-1223

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE